UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
                -------------------------------------------------

       Date of Report (Date of earliest event reported): February 26, 2001

                                   SAWTEK INC.
             (Exact name of registrant as specified in its charter)

                                     Florida
                          (State or other jurisdiction
                                of incorporation)

                                    000-28276
                              (Commission File No.)

                                   59-1864440
                        (IRS Employer Identification No.)

                             1818 South Highway 441
                              Apopka, Florida 32703
                    (Address of principal executive offices)

                                 (407) 886-8860
              (Registrant's telephone number, including area code)

Item 5. Other Events.

        Sawtek Inc. provided investors with a mid-quarter update for the quarter ending March 31, 2001.

Item 7. Financial Statements and Exhibits.

        Exhibit 99.1 Sawtek Inc. Press Release dated February 26, 2001: Sawtek Announces a Mid-Quarter Update for Quarter Ending March 31, 2001.

                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   SAWTEK INC.



                                   By:/s/ Raymond A. Link
                                   Sr. Vice President Finance and
                                   Chief Financial Officer

February 27, 2001